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                                                                     Exhibit 3.3

                            CERTIFICATE OF FORMATION
                                       OF
                      MCCRACKEN OIL & PROPANE COMPANY, LLC
                      ------------------------------------

          The undersigned, for the purpose of forming a limited liability company (the "Company") under the Delaware Limited Liability Company Act (the "Act"), hereby makes, acknowledges and files this Certificate of Formation:

          FIRST.  The name of the Company is:

                      McCracken Oil & Propane Company, LLC

          SECOND. The address of the Company's registered office in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address for service of process is The Corporation Trust Company.

          THIRD. The Company shall commence its existence on the date this Certificate of Formation is filed with the Delaware Secretary of State.

          IN WITNESS WHEREOF, the undersigned, for the purpose of forming a limited liability company under the Act, has executed this Certificate of Formation this 21st day of October, 1996.

                                   /s/  RICHARD N. NIXON
                              By: _____________________________________
                                  Richard N. Nixon
                                  Authorized Person
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                                                                     EXHIBIT 3.3

                           CERTIFICATE OF AMENDMENT
                                      TO
                           CERTIFICATE OF FORMATION
                                      OF
                     MCCRACKEN OIL & PROPANE COMPANY, LLC

          The undersigned sole member of McCracken Oil & Propane Company, LLC (the "Company"), for the purpose of amending the Company's Certificate of Formation under the Delaware Limited Liability Company Act (the "Act"), hereby makes, acknowledges and files this Certificate of Amendment.

          The current name of the Company is McCracken Oil & Propane Company, LLC. The following paragraph of the Certificate of Formation is hereby amended as follows:

          FIRST.  The name of the Company is hereby changed to:

                              INERGY PROPANE, LLC

          IN WITNESS WHEREOF, the undersigned, for the purpose of amending the Certificate of Formation of the Company under the Act, has executed this Certificate of Amendment this 20th day of September, 1999.

                                        INERGY PARTNERS, LLC

                                             /s/ John J. Sherman
                                        By: _______________________________
                                                Name:   John J. Sherman
                                                Title:  President